Exhibit 10.1

Execution Copy

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 31, 2016 (the “Amendment Closing Date”) by and among Bacterin International, Inc., a Nevada corporation (the “Borrower”), ROS acquisition offshore lp, a Cayman Islands Exempted Limited Partnership (“ROS”), OrbiMed Royalty Opportunities II, LP, a Delaware limited partnership (“Royalty Opportunities”), and, in their capacity as Guarantors under the Credit Agreement (as defined below), XTANT MEDICAL HOLDINGS, INC., a Delaware corporation (“Holdings”), X-SPINE SYSTEMS, INC., an Ohio corporation (“X-Spine”) and XTANT MEDICAL, INC., a Delaware corporation (“Xtant” and, along with Holdings and X-Spine, collectively, the “Guarantors”).

WHEREAS, the Borrower, ROS and Royalty Opportunities are party to that certain Amended and Restated Credit Agreement, dated as of July 27, 2015, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of March 31, 2016, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of May 25, 2016, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of June 30, 2016, that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of July 29, 2016, that certain Fifth Amendment to the Amended and Restated Credit Agreement, dated as of August 12, 2016, and that certain Sixth Amendment to the Amended and Restated Credit Agreement, dated as of September 27, 2016 (the “Credit Agreement”), pursuant to which (i) ROS and Royalty Opportunities, as Lenders under the Credit Agreement, have extended credit to the Borrower on the terms set forth therein and (ii) each Lender has appointed ROS as the administrative agent (the “Administrative Agent”) for the Lenders;

WHEREAS, the Guarantors and the Administrative Agent entered into an Amended and Restated Guarantee, dated as of July 31, 2015 and supplemented on September 11, 2015, pursuant to which the Guarantors have agreed to guarantee the Obligations of the Borrower under the Credit Agreement;

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Administrative Agent (acting on behalf of the Lenders);

WHEREAS, the Borrower and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.       Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Holdings” and inserting the following:

““Holdings” means Xtant Medical Holdings, Inc., formerly known as Bacterin International Holdings, Inc.”

3.       Amendments to Section 3.6. Section 3.6 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, interest accrued on the Loans for the Fiscal Quarter ended on December 31, 2016 and otherwise required to be paid in cash on January 2, 2017, shall instead be required to be paid in cash on January 14, 2017, plus interest accrued on such interest from January 2, 2017 to the date of payment thereof at a rate equal to the Applicable Margin plus the higher of (i) the LIBO Rate for the Fiscal Quarter ended on December 31, 2016, and (ii) 1.00%.”

4.       Amendments to Section 8.4(b). Section 8.4(b) of the Credit Agreement is hereby amended by deleting the first two sentences from such Section 8.4(b) in their entirety and inserting the following as the first two sentences thereof:

“At all times prior to March 31, 2017, the Liquidity shall not be less than $500,000. At all times after March 31, 2017, the Liquidity shall not be less than $5,000,000.”

5.       Amendments to Section 8.4(c). Section 8.4(c) of the Credit Agreement is hereby is hereby amended by restating it in its entirety as follows:

“(c) Consolidated Senior Leverage Ratio. The Consolidated Senior Leverage Ratio shall not be greater than the amount set forth below at any time, in each case, other than as set forth in the definition thereof, with respect to the most recent period of four Fiscal Quarters then ended (starting at the time that the financial statements for the most recent four Fiscal Quarters ended March 31, 2017 are required to have been delivered hereunder (or have been so delivered, if earlier)):

Four Fiscal Quarters Ended	Consolidated Senior Leverage Ratio
March 31, 2017	5.00:1.00
June 30, 2017	5.00:1.00
September 30, 2017	5.00:1.00
December 31, 2017	5.00:1.00
March 31, 2018	5.00:1.00
June 30, 2018	5.00:1.00
September 30, 2018	5.00:1.00
December 31, 2018	5.00:1.00
March 31, 2019	2.50:1.00
June 30, 2019	2.50:1.00
September 30, 2019	2.50:1.00
December 31, 2019	2.50:1.00
March 31, 2020	2.50:1.00
June 30, 2020	2.50:1.00

6.       Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Borrower, the Administrative Agent, the Lenders and the Guarantors of a counterpart signature of the others to this Amendment duly executed and delivered by each of the Borrower, the Lenders, the Administrative Agent and the Guarantors.

7.       Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent) incurred in connection with the Administrative Agent’s review, consideration and evaluation of this Amendment, including the rights and remedies available to it in connection therewith, and the negotiation, preparation, execution and delivery of this Amendment.

8.       Representations and Warranties. The Borrower and the Guarantors represent and warrant to each Lender as follows:

(a)       After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document shall, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b)       After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement will occur or be continuing.

9.       No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

10.       Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT, ACTING ON BEHALF OF THE LENDERS, TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER, THE GUARANTORS AND THEIR AFFILIATES (COLLECTIVELY, THE RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH THEY:

(a)       WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)       FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE "RELEASED PARTIES"), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

(c)       IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)       THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(e)       THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PUPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

11.       Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BACTERIN INTERNATIONAL, INC.,
as the Borrower

By:	/s/ John Gandolfo
Name: John Gandolfo
Title: CFO

XTANT MEDICAL HOLDINGS, INC.,
(fka: Bacterin International Holdings, Inc.)
as a Guarantor

By:	/s/ John Gandolfo
Name: John Gandolfo
Title: CFO

X-SPINE SYSTEMS, INC.,
as a Guarantor

By:	/s/ John Gandolfo
Name: John Gandolfo
Title: CFO

XTANT MEDICAL, INC.,
as a Guarantor

By:	/s/ John Gandolfo
Name: John Gandolfo
Title: CFO

Signature Page to Seventh Amendment to A&R Credit Agreement

ROS Acquisition Offshore LP,
as a Lender and as the Administrative Agent
By ROS Acquisition Offshore GP Ltd.,
its General Partner
By OrbiMed Advisors LLC,
its investment manager

By:	/s/ Samuel D. Islay
Name: Samuel D. Islay
Title: Managing Member

ORBIMED ROYALTY OPPORTUNITIES II, LP,
as a Lender
By OrbiMed ROF II LLC,
its General Partner
By OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Samuel D. Islay
Name: Samuel D. Islay
Title: Managing Member

Signature Page to Seventh Amendment to A&R Credit Agreement